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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 25, 1997

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



             Delaware                     1-27                  74-1383447
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
          incorporation)                 Number)          Identification Number)



       2000 Westchester Avenue,                                    10650
        White Plains, New York                                   (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


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Item 5. Other Events
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     On  July 25, 1997, the Registrant announced that its Board of Directors has approved a two-for-one split of the Registrant's common stock effected in the form of a stock dividend. The additional shares will be distributed on September 29, 1997, to shareholders of record on September 11, 1997. The Board also voted to increase the quarterly dividend to 90 cents per share (on a pre-split basis) from 85 cents per share. This quarterly dividend is payable on September 10, 1997, to shareholders of record on August 5, 1997. In this connection, on July 25, 1997, the Registrant issued a Press Release
     entitled,   "Texaco  Inc.   Announces  2-For-1  Stock  Split  and  Dividend
     Increase," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(C). Exhibits

     99.1 Press Release issued by Texaco Inc. dated July 25, 1997, entitled, "Texaco Inc. Announces 2-For-1 Stock Split and Dividend Increase."




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                               TEXACO INC.
                                                           ---------------------
                                                              (Registrant)





                                                       By:      R. E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  July 25, 1997
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